Virtus WMC International Dividend ETF (Ticker: VWID) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated December 3, 2021, to the Fund’s

Prospectus dated February 26, 2021, as supplemented

Important Notice to Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective December 3, 2021, the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-Adviser”), will begin modifying the Fund’s portfolio such that the Sub-Adviser will seek to reduce the number of securities included in the Fund’s portfolio from approximately 150 to 250 securities, as currently disclosed, to approximately 100 securities. The Sub-Adviser will continue to manage the Fund in accordance with its systematic investment process and, therefore, the timing and reduction of the number of securities included in the Fund’s portfolio will be subject to the Sub-Adviser’s evaluation of a security’s yield, risk profile and/or potential diversification benefits relative to the Fund’s overall portfolio.

Investors should retain this supplement for future reference.